SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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BB&T Funds
434 Fayetteville Street Mall
Raleigh, North Carolina 27601
(Name of Registrant as Specified in its Charter)

Alan G. Priest, Esq.
Ropes & Gray LLP
One Metro Center
700 12th Street NW, Suite 900
Washington, D.C. 20005
(Name of Person(s) Filing Proxy Statement)

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IMPORTANT SHAREHOLDER INFORMATION

BB&T FUNDS
BB&T International Equity Fund

This document contains a proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, you tell us how to vote on your behalf on an important issue relating to the BB&T International Equity Fund (the “Fund”). If you complete and sign the proxy, we will vote it exactly as you tell us. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to take the time to read the proxy statement and to provide your instructions by using any of the methods shown on your proxy card. Voting your proxy, and doing so promptly, will help enable the Fund to avoid additional expenses that could be incurred if the Fund is required to make follow-up solicitations because Shareholders do not return their proxies in sufficient numbers.

Please take a few moments to exercise your right to vote. Thank you.

Dear Shareholder,

A special meeting (the “Special Meeting”) of shareholders (“Shareholders”) of the BB&T International Equity Fund (the “Fund”), a separate series of BB&T Funds (the “Trust”), has been scheduled for July 25, 2007.

As described in the attached Notice and Proxy Statement, you are being asked to approve an Investment Sub-Advisory Agreement between BB&T Asset Management, Inc. (“BB&TAM” or the “Adviser”) and Julius Baer Investment Management LLC (“JBIM”).

While you are, of course, welcome to join us at the Special Meeting, most Shareholders vote by filling out and signing the enclosed proxy card. In order to conduct the Special Meeting, a majority of shares of the Fund must be represented either in person or by proxy.

We urge you to vote your proxy promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the Special Meeting, we need your vote. To have your vote count, you must provide your instructions using any of the methods shown on your proxy card.

We encourage you to read the enclosed proxy statement thoroughly. In addition, we have included a list of some commonly asked questions and the answers to those questions. If you have any additional questions, please call your account administrator, investment representative, or BB&T Funds directly at 1-800-228-1872.

We look forward to receiving your proxy card so that your shares may be voted at the Special Meeting.

Sincerely,

Keith F. Karlawish
President
BB&T Funds

PLEASE SIGN AND RETURN THE ENCLOSED PROXY BALLOT CARD

YOUR VOTE IS VERY IMPORTANT

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
BB&T FUNDS PROXY STATEMENT
APPROVAL OF PROPOSED SUB-ADVISORY AGREEMENT
PROPOSED SUB-ADVISORY AGREEMENT BETWEEN BB&TAM AND JBIM
FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING
INFORMATION ABOUT THE FUND
INFORMATION ABOUT JBIM

BB&T INTERNATIONAL EQUITY FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 25, 2007

Notice is hereby given that a special meeting (the “Special Meeting”) of shareholders (“Shareholders”) of the BB&T International Equity Fund (the “Fund”), a separate series of BB&T Funds (the “Trust”), will be held at 9:00 a.m. Eastern time on July 25, 2007 at 99 High Street, 27th Floor, Boston, Massachusetts 02110, for the following purposes:

1. To approve an Investment Sub-Advisory Agreement between BB&T Asset Management, Inc. (“BB&TAM”) and Julius Baer Investment Management LLC (“JBIM”) with respect to the Fund; and

2. To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

The proposals referred to above are discussed in the proxy statement attached to this Notice. Each Shareholder is invited to attend the Special Meeting in person.

Shareholders of record at the close of business on June 4, 2007 are entitled to notice of, and to vote at, this Special Meeting or any adjournment thereof.

By Order of the Trustees

James A. Gillespie
Secretary
BB&T Funds

June [22], 2007

SHAREHOLDERS ARE REQUESTED TO PROMPTLY EXECUTE AND RETURN
IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD
WHICH IS BEING SOLICITED BY BB&T FUNDS’ BOARD OF TRUSTEES. THIS IS
IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING.

PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY
SUBMITTING TO BB&T FUNDS A WRITTEN NOTICE OF REVOCATION OR A
SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING
AND VOTING IN PERSON.

BB&T FUNDS

BB&T International Equity Fund

Q.	WHY IS THE BOARD OF TRUSTEES PROPOSING TO ADOPT AN INVESTMENT SUB-ADVISORY AGREEMENT?

A.	On June 1, 2007, the Board of Trustees (the “Trustees” or the “Board”) of BB&T Funds (the “Trust”) voted to terminate the Sub-Advisory Contract between UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) and BB&T Asset Management, Inc., the Fund’s investment adviser (“BB&TAM” or the “Adviser”), with respect to BB&T International Equity Fund (the “Fund”). The Trustees also voted to replace UBS Global AM with Julius Baer Investment Management LLC (“JBIM”) as the investment sub-adviser to the Fund.

In unanimously approving the proposed sub advisory agreement between BB&TAM and JBIM (the “Sub-Advisory Agreement”) and recommending its approval by Shareholders, the Trustees of the Trust, including a majority of Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered the best interests of Shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the Trustees included the nature, quality and extent of the services to be provided by JBIM and data on investment performance, management fees and expense ratios of competitive funds. Among other factors, the Trustees also considered the performance of accounts similar to the Fund that are managed by JBIM. After considering these factors, the Trustees concluded that the proposed Sub-Advisory Agreement would be beneficial to the Fund and to Shareholders.

Q.	WILL APPROVAL OF THE PROPOSED SUB-ADVISORY AGREEMENT RESULT IN ANY ADDITIONAL SHAREHOLDER EXPENSE?

A.	No. Under the proposed Sub-Advisory Agreement, the Adviser will continue to have full responsibility for providing investment advisory services to the Fund and will compensate JBIM at its sole expense.

Q.	WHAT IF I DO NOT RETURN MY PROXY VOTING BALLOT?

A.	In order to conduct the Special Meeting, a quorum must be present, in person or by proxy. A quorum is defined as representation of over 50% of the shares outstanding for the Fund as of June 4, 2007. In the event that not enough shareholders return their proxy ballot to achieve quorum, we will be forced to incur additional expenses associated with additional solicitations. In order to avoid additional costs, please return the completed proxy ballot as soon as possible.

Q.	HOW DOES THE BOARD SUGGEST THAT I VOTE?

A.	After careful consideration, the Trustees, including a majority of Trustees who are not “interested persons” as that term is defined in the 1940 Act, recommend that you vote “FOR” adopting the proposed Sub-Advisory Agreement. The Trustees also urge you to vote and return all of the proxy ballot cards you receive.

Q.	WHO SHOULD I CALL WITH QUESTIONS ABOUT THIS PROXY?

A.	If you have any questions regarding this proxy, please contact your account administrator, investment representative, or BB&T Funds directly at 1-800-228-1872.

THE INFORMATION PROVIDED IN THIS “Q&A” IS SUPPORTED BY DISCLOSURES CONTAINED IN THE ACCOMPANYING PROXY STATEMENT

BB&T FUNDS

PROXY STATEMENT

BB&T INTERNATIONAL EQUITY FUND
434 FAYETTEVILLE STREET MALL
RALEIGH, NORTH CAROLINA 27601

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 25, 2007

INTRODUCTION

The enclosed proxy is solicited on behalf of the Board of Trustees (the “Trustees” or the “Board”) of BB&T Funds (the “Trust”) with respect to BB&T International Equity Fund (the “Fund”). The proxy is revocable at any time before it is voted by sending written notice of revocation or a subsequently executed proxy to the Trust at the above address or by appearing personally and electing to vote on July 25, 2007 at a special meeting of shareholders (“Shareholders”) of the Fund at 9:00 a.m. Eastern time at 99 High Street, 27th Floor, Boston, Massachusetts 02110 (such meeting and any adjournment thereof is referred to herein as the “Special Meeting”).

As more fully described below, it is proposed that Julius Baer Investment Management LLC (“JBIM”) serve as the investment sub-adviser for the Fund.

Only Shareholders of record at the close of business on June 4, 2007 (“Shareholders of record”) will be entitled to vote at the Special Meeting. Each whole Share is entitled to one vote and each fractional Share is entitled to a proportionate fractional vote on each matter to be acted upon at the Special Meeting. Shares represented by your duly represented proxy will be voted in accordance with your instructions. In the event that a Shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those Shares in favor of such proposal(s).

This proxy statement and the enclosed proxy card will be sent to Shareholders of record on or about June 22, 2007.

APPROVAL OF PROPOSED SUB-ADVISORY AGREEMENT

This Special Meeting is being called for the following purposes: (1) to approve a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between BB&T Asset Management, Inc. (“BB&TAM” or the “Adviser”) and JBIM with respect to the Fund; and (2) to transact such other business as may properly come before the Special Meeting or any adjournment thereof.

On June 1, 2007, the Board of Trustees (the “Trustees” or the “Board”), including a majority of Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously voted to terminate the Fund’s current investment sub-advisory agreement dated August 1, 2003 (the “UBS Sub-Advisory Agreement”) between UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) and BB&TAM. The Trustees also unanimously approved the proposed Sub-Advisory Agreement. The Trustees recommend that Shareholders approve the proposed Sub-Advisory Agreement between BB&TAM and JBIM.

PROPOSED SUB-ADVISORY AGREEMENT
BETWEEN BB&TAM AND JBIM

Background

JBIM, located at 330 Madison Avenue, New York, New York 10017, is a majority-owned subsidiary of Julius Baer Americas, Inc., which is a wholly-owned subsidiary of Julius Baer Holding Ltd. JBIM, a registered investment adviser that provides investment advisory services to institutional clients and registered investment companies, began managing institutional assets in 1983. As of December 31, 2006, JBIM had approximately $53 billion in assets under management.

The Board and BB&TAM believe that it is in Shareholders’ best interests to hire investment personnel with extensive experience and a proven track record in managing international equities. Replacing UBS Global AM with JBIM as investment sub-adviser of the Fund would allow the Fund to access the portfolio management services of an experienced international equity team.

Among the factors you should consider in determining whether to approve the proposed Sub-Advisory Agreement are:

•	The Board has unanimously approved the proposed Sub-Advisory Agreement;

•	There will be no material change in the Fund’s investment objective or policies as a result of approval of the proposed Sub-Advisory Agreement;

•	JBIM will provide investment sub-advisory services to the Fund subject to the direction and supervision of the Board and BB&TAM;

•	BB&TAM will continue to review, supervise and administer the Fund’s investment program; and

•	There will be no change in the fees payable by the Fund to BB&TAM for advisory services as a result of approval of the proposed Sub-Advisory Agreement.

Board Approval of the Proposed Sub-Advisory Agreement

In unanimously approving the proposed Sub-Advisory Agreement and recommending its approval by Shareholders, the Trustees of the Fund, including the Independent Trustees, considered the best interests of Shareholders of the Fund and took into account all factors they deemed relevant. The factors considered by the Trustees of the Fund, including the Independent Trustees, included the nature, quality and extent of the services to be provided by JBIM and data on investment performance, management fees and expense ratios of competitive funds. The Trustees also considered the tax consequences and transaction costs that would be associated with the replacement of UBS Global AM by JBIM. The Board unanimously concluded that the nature of services to be provided by JBIM were comparable to those of other sub-advisers in the investment company industry, and that the quality of the services was high. With respect to investment performance, the Board concluded that the performance of the relevant JBIM composites provided a solid basis for anticipating above-average investment performance for the Fund. With respect to the cost of services to be provided, it was noted that these costs would be borne by BB&TAM as the investment adviser. In evaluating the cost of the services to be provided, the Trustees also reviewed fee information compiled with data from Lipper Inc., a leading independent source of mutual fund industry data. It was concluded that the fact that the cost was higher than that currently paid by the adviser to UBS Global AM indicated that the adviser had recommended JBIM on the basis of performance and quality, rather than cost. With respect to economies of scale, it was noted that the sub-advisory agreement contained breakpoints, and that the adviser had entered into a contractual agreement to limit its management fees through January 31, 2008. The Board concluded that these arrangements provided the Shareholders with the benefits of economies of scale in a manner that was acceptable, given the Fund’s current asset levels.

After considering these factors, the Trustees concluded that the proposed Sub-Advisory Agreement would be beneficial to the Fund and to its Shareholders.

Description of the Proposed Sub-Advisory Agreement

On June 1, 2007, the Trustees, including the Independent Trustees of the Trust, unanimously approved on behalf of the Fund the proposed Sub-Advisory Agreement between BB&TAM and JBIM. A copy of the proposed Sub-Advisory Agreement between BB&TAM and JBIM is included as Exhibit A to this proxy statement. Under the proposed Sub-Advisory Agreement, JBIM would act as sub-adviser to the Fund with regard to selecting the Fund’s investments and placing all orders for purchases and sales of the Fund’s securities, subject to the direction and supervision of the Board and BB&TAM, any written guidelines adopted by the Board or BB&TAM and furnished to

JBIM, and in accordance with the Fund’s written investment objective and restrictions, as set forth in the Fund’s then-current prospectus and statement of additional information (“SAI”).

Under the proposed Sub-Advisory Agreement, if approved, BB&TAM will continue to provide investment advisory services to the Fund. BB&TAM will discharge this responsibility in part through retention of JBIM, at BB&TAM’s sole expense, to provide investment sub-advisory services to the Fund. BB&TAM will oversee the activities of JBIM and will be responsible for setting any policies it deems appropriate for JBIM’s activities, subject to the direction of the Board. Shareholders of the Fund will continue to receive the benefits of BB&TAM’s supervision of the investment program of the Fund and, under the proposed arrangement, will receive the additional benefit of JBIM’s sub-investment advisory services.

If Shareholder approval is obtained, the proposed Sub-Advisory Agreement will become effective on or about August 1, 2007 and, unless sooner terminated, will continue for an initial term ending on or about October 31, 2008. Thereafter, the proposed Sub-Advisory Agreement will continue for successive twelve-month periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not parties to the Sub-Advisory Agreement or interested persons of the Trust or any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Fund. The Sub-Advisory Agreement may be terminated with respect to the Fund (i) by the Trust at any time without the payment of any penalty by vote of the Board, (ii) by vote of a majority of the outstanding voting securities of the Fund, (iii) by the Adviser on 60 days written notice to JBIM or (iv) by JBIM on 60 days written notice to the Adviser. The Sub-Advisory Agreement also immediately terminates in the event of its assignment, as that term is defined in the 1940 Act, or upon termination of the Investment Advisory Agreement (as defined below).

Under the Sub-Advisory Agreement, subject to the supervision of BB&TAM and the Board and in accordance with the Fund’s investment objective, policies and restrictions as set forth in the Fund’s then-current prospectus and SAI, JBIM would supervise the day-to-day operations of the Fund and perform the following services:

(i) provide investment research and credit analysis concerning the Fund’s investments;

(ii) conduct a continual program of investment of the Fund’s assets;

(iii) place orders for all purchases and sales of the investments made for the Fund;

(iv) maintain the books and records required in connection with its duties under the Sub-Advisory Agreement and furnish the Board with such periodic and special reports as the Board may reasonably request; and

(v) keep the Adviser informed of developments materially affecting the Fund.

In consideration for the services provided and expenses assumed under the proposed Sub-Advisory Agreement, BB&TAM has agreed to pay JBIM a fee, computed daily and paid monthly in arrears on the first business day of each month, equal to the lesser of (i) 0.80% per annum of the first $20 million of the Fund’s average daily net assets, 0.60% per annum of the next $20 million of the Fund’s average daily net assets, 0.50% per annum of the next $60 million of the Fund’s average daily net assets, and 0.40% per annum thereafter, or (ii) such fee as may from time to time be agreed upon in writing by the Adviser and JBIM. BB&TAM will bear the sole responsibility for the payment of the sub-advisory fee to JBIM.

Under the proposed Sub-Advisory Agreement, JBIM is not liable for any error of judgment, mistake of law or for any loss suffered by the Adviser, the Trust or the Fund in connection with the Sub-Advisory Agreement, except that JBIM is liable to the Adviser for a loss resulting from (i) JBIM’s breach of fiduciary duty under the 1940 Act with respect to the receipt of compensation for services or (ii) JBIM’s willful misfeasance, bad faith or gross negligence in the performance of its duties or JBIM’s reckless disregard of its obligations and duties under the Sub-Advisory Agreement.

The Trustees unanimously recommend that Shareholders vote to approve the proposed Sub-Advisory Agreement, thereby appointing JBIM as the sub-adviser to the Fund. Approval by Shareholders of the proposed

Sub-Advisory Agreement will result in no change to the contractual rate of the advisory fees payable to the Adviser by the Fund.

In the event that holders of a majority of the outstanding Shares of the Fund vote in the negative with respect to the proposed Sub-Advisory Agreement, the Trustees will consider such further action as they may determine to be in the best interests of the Fund’s Shareholders.

Proposed Changes to the Fund’s Non-Fundamental Investment Strategies, Restrictions and Risks

The Fund’s investment objective is to seek long-term capital appreciation through investment primarily in equity securities of foreign issuers. If Shareholder approval of the proposed Sub-Advisory Agreement is obtained, the Fund’s investment objective will remain the same. JBIM will provide substantially the same portfolio management services as UBS Global AM has provided, but will make certain modifications to the Fund’s non-fundamental investment strategies and restrictions.

Currently the Fund may invest its assets in equity securities of issuers located in countries with emerging economies or securities markets. In the past the Fund limited its investment in such countries to 20% of its total assets. JBIM proposes to change this limitation to 35% of the Fund’s total assets. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties than in developed markets. Emerging markets countries may experience high levels of inflation and currency devaluation and have fewer potential buyers for investments.

JBIM also anticipates using swap transactions, primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities anticipated for purchase at a later date. Swap transactions may include, but are not limited to, currency swaps, caps, floors and collars. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

JBIM may also invest the Fund’s assets in futures on commodities, and options thereon for hedging purposes, to remain fully invested, to maintain liquidity and/or to increase total return. Futures contracts and options thereon, which are purchased or sold on foreign commodities exchanges, may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges and greater margin requirements may limit the investor’s ability to enter into certain transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlements effect on foreign exchanges.

The Fund may also use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices.

Please see the Fund’s current prospectus and SAI for complete information on the Fund’s investment strategies, techniques and restrictions.

EXISTING SUB-ADVISORY ARRANGEMENTS

Description of the Interim Sub-Advisory Agreement

As permitted under the 1940 Act, effective on or about July 2, 2007, JBIM will begin providing sub-investment advisory services to the Fund under an interim sub-advisory agreement with the Adviser (the “Interim Sub-Advisory Agreement”). JBIM will continue to provide such services until Shareholder approval of the proposed Sub-Advisory Agreement between the Adviser and JBIM is obtained, or, absent such approval, for no longer than 150 days from date on which the Interim Sub-Advisory Agreement becomes effective.

The Interim Sub-Advisory Agreement may be terminated with respect to the Fund (i) by the Trust at any time without the payment of any penalty by vote of the Board, (ii) by vote of a majority of the outstanding voting securities of the Fund, (iii) by the Adviser on 60 days written notice to JBIM or (iv) by JBIM on 60 days written notice to the Adviser. In addition, the Interim Sub-Advisory Agreement immediately terminates (i) in the event of its assignment or (ii) upon effectiveness of the proposed Sub-Advisory Agreement between BB&TAM and JBIM.

During the term of the Interim Sub-Advisory Agreement, JBIM is entitled to a fee, computed daily and paid monthly in arrears on the first day of each month, equal to the lesser of (i) forty-five one-hundredths of one percent (0.45%) of the first $50 million of the Fund’s average daily net assets, (ii) forty-three one-hundredths of one percent (0.43%) of the next $50 million of the Fund’s average daily net assets, and (iii) thirty-eight one-hundredths of one percent (0.38%) over $100 million of the Fund’s average daily net assets.

The terms of the Interim Sub-Advisory Agreement otherwise are identical to those of the proposed Sub-Advisory Agreement, as described more fully above.

Description of the Existing Sub-Advisory Agreement

As discussed above, on June 1, 2007, the Trustees voted to terminate the UBS Sub-Advisory Agreement and to replace UBS Global AM with JBIM as the investment sub-adviser to the Fund.

Under the UBS Sub-Advisory Agreement, dated August 1, 2003, UBS Global AM serves as the sub-adviser to the Fund. The date on which the UBS Sub-Advisory Agreement was last submitted to a vote of the shareholders of the Fund was August 1, 2003, the date of a special meeting of shareholders called for the purpose of approving the UBS Sub-Advisory Agreement.

The UBS Sub-Advisory Agreement continues in effect from year to year, if such continuance was approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by either the Board or by a vote of a majority of the outstanding voting securities of such series. The Board most recently voted to renew the UBS Sub-Advisory Agreement on August 29, 2006. The UBS Sub-Advisory Agreement is terminable at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ prior written notice to UBS Global AM. The UBS Sub-Investment Advisory Agreement also terminates automatically in the event of its assignment, as that term is defined in the 1940 Act.

Under the UBS Sub-Advisory Agreement, UBS Global AM provides a continuous investment program for all or a designated portion of the assets of the Fund, including investment research and discretionary management with respect to all securities and investments and cash equivalents in the Fund, subject to the supervision and direction of the Board and review by BB&TAM and in accordance with the Fund’s investment objective, policies and restrictions as set forth in the Fund’s then-current prospectus and SAI.

As consideration for its services, UBS Global AM is entitled to a fee, computed daily and payable monthly, of (i) forty-five one-hundredths of one percent (0.45%) of the first $50 million of the Fund’s average daily net assets, (ii) forty-three one-hundredths of one percent (0.43%) of the next $50 million of the Fund’s average daily net assets, and (iii) thirty-eight one-hundredths of one percent (0.38%) above $100 million of the Fund’s average daily net assets. For the fiscal year ended September 30, 2006, BB&TAM paid UBS Global AM $903,982 for sub-advisory services to the Fund.

Description of the Existing Investment Advisory Agreement

At the present time, BB&TAM serves as investment adviser to the Fund pursuant to an investment advisory agreement dated February 1, 2001, as amended and restated May 23, 2003 (the “Investment Advisory Agreement”). The predecessor Investment Advisory Agreement was last submitted to a vote of the initial shareholder of the Fund on January 2, 1997.1

The Investment Advisory Agreement will continue in effect with respect to the Fund for successive periods of twelve months each ending on September 30, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board who are not parties to the Agreement or interested persons of any party to the Investment Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Board or by the vote of a majority of the outstanding voting securities of the Fund. The Board most recently voted to renew the Investment Advisory Agreement on August 29, 2006. The Investment Advisory Agreement may be terminated as to the Fund at any time on sixty days’ written notice without penalty by the Trust (by vote of the Board or by vote of a majority of the outstanding voting securities of the Fund) or by the Investment Adviser. The Investment Advisory Agreement terminates automatically in the event of its assignment, as that term is defined in the 1940 Act.

Under the Investment Advisory Agreement, BB&TAM will provide or cause to be provided a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. BB&TAM may, subject to the approvals required under the 1940 Act and at its expense, employ a sub-investment adviser to assist in the performance of its duties under the Investment Advisory Agreement. Regardless of whether it employs a sub-adviser, BB&TAM continuously reviews, supervises and administers the Fund’s investment programs.

As consideration for its services, the Adviser is entitled to a fee computed daily and paid monthly on the first business day of each month equal to the lesser of (i) one percent (1.00%) of the Fund’s average daily net assets or (ii) such fee as may from time to time be agreed upon in writing by the Trust and the Adviser. BB&TAM has contractually agreed to waive fees and/or reimburse expenses to limit total annual Fund operating expenses to 0.85% for Class A, Class B, Class C and Institutional Shares for the period beginning February 1, 2007 and ending on January 31, 2008. For the fiscal year ended September 30, 2006, the Fund paid investment advisory fees to the Adviser equal to $2,222,493 after taking into account fee waivers and reimbursements.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE
PROPOSED SUB-ADVISORY AGREEMENT.

1 In 2000, Branch Banking and Trust Company (the “Bank”), the former investment adviser, reorganized its investment advisory division as BB&T Asset Management, Inc. (“BB&TAM”), a separate, wholly-owned subsidiary of the Bank. Management and investment advisory personnel of the Bank that provided investment management services to BB&T Funds continued to do so as the personnel of BB&TAM. As a result, the reorganization was not an “assignment” of the investment advisory contract for purposes of the Investment Company Act of 1940 and, therefore, a shareholder vote was not required.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum, Adjournment and Methods of Tabulation.  Pursuant to the Amended and Restated Bylaws of the Trust, a majority of the Shares entitled to vote constitutes a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and “broker non-votes” will be counted as present, but not as votes cast, at the Special Meeting. Under the 1940 Act, the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present, but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Required Vote.  Approval of the proposed Sub-Advisory Agreement requires the affirmative vote of the lesser of: (a) 67% or more of the outstanding Shares of the Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund.

No Annual Meetings; Shareholder Proposals.  The Trust’s Amended and Restated Agreement and Declaration of Trust does not provide for annual meetings of shareholders, and no such meetings are planned for 2007. The Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in the Trust’s proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

Other Business.  While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Special Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies, or their substitutes, present and acting at the Special Meeting.

Revocation of Proxies.  Proxies may be revoked at any time before they are voted by (i) a written revocation received by the Trust, (ii) properly executing a later-dated proxy, or (iii) attending the Special Meeting and voting in person.

Financial Information.  Copies of the Fund’s Annual Report dated September 30, 2006 and Semi-Annual Report dated March 31, 2007 are available upon request and may be obtained without charge by writing to BB&T Funds, P.O. Box 9762, Providence, Rhode Island 02940-9762 or by calling 1-800-228-1872. Upon request, the Fund will furnish, without charge, to any of its Shareholders, a copy of the Fund’s Annual Report for its most recent fiscal year, and a copy of its Semi-Annual report for any subsequent Semi-Annual period.

Householding.  In order to reduce Shareholder expenses, we may, unless you instruct otherwise, mail only one copy of a Fund’s annual report to Shareholders or proxy statement, as applicable, to those addresses shared by two or more accounts. If you do not wish to receive single copies of these documents, please call 1-800-228-1872 or write to the BB&T Funds at P.O. Box 9762, Providence, Rhode Island 02940-9762, or if your shares are held through a financial institution, please contact the financial institution directly. We will begin sending your individual copies with the next scheduled mailing.

The Fund will deliver promptly upon written or oral request a separate copy of the annual report to Shareholders or proxy statement, as applicable, to a Shareholder at a shared address to which a single copy of the documents was delivered.

Other Information.  Please refer to Exhibits B and C for information about Shares outstanding in the classes offered by the Fund and a list of beneficial owners known by the Trust to own beneficially 5% or more of the outstanding Shares of any class of the Fund as of June 4, 2007.

The costs of solicitation of proxies will be borne by the Trust. In addition to soliciting proxies by mail, the Trustees and employees of the Trust may solicit proxies in person.

If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.

INFORMATION ABOUT THE FUND

The Fund’s executive offices are located at 434 Fayetteville Street Mall, 5th Floor, Raleigh, North Carolina 27601.

The Fund’s administrator is BB&TAM, located at 434 Fayetteville Street Mall, 5th Floor, Raleigh, North Carolina, 27601. BB&TAM is a wholly-owned subsidiary of BB&T Corporation (“BB&T”), a financial holding company and parent of Branch Banking and Trust Company (the “Bank”). For the fiscal year ended September 30, 2006, the Fund paid $279,088 to BB&TAM for services provided under the Management and Administration Agreement. BB&TAM will continue to provide services to, and receive fees from, the Fund under the Administration Agreement if the proposed Sub-Advisory Agreement is approved.

The Fund’s principal underwriter is BB&TAM Distributors, Inc., a Massachusetts Corporation located at 760 Moore Road, King of Prussia, PA 19406 and wholly-owned subsidiary of PFPC, Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly-traded company.

The Fund’s investment adviser is BB&TAM, located at 434 Fayetteville Street Mall, 5th Floor, Raleigh, North Carolina, 27601.

INFORMATION ABOUT JBIM

The following table provides the names and addresses of all Parents (as defined in footnote 2 herein) of JBIM and shows the basis of control of JBIM and each Parent by its immediate Parent.

			Percent of Voting
			Shares Owned by
Entity	Address	Basis of Control	Immediate Parent

Julius Baer Americas	330 Madison Avenue New York, New York 10017	Ownership of voting securities of JBIM	100%
Julius Baer Holding Ltd	Bahnhofstrasse 36, P.O. Box CH-8010 Zurich Switzerland	Ownership of voting securities of Julius Baer Americas	100%

The name, address, and principal occupation of the principal executive officers of JBIM are as follows:

Name and Address	Position(s) Held with Julius Baer	Principal Occupation

Glen Wisher	Chief Executive Officer	Chief Executive Officer, JBIM
Tony Williams	Head of Asset Management (Americas)	Head of Asset Management (Americas), JBIM
Richard Pell	Chief Investment Officer	Chief Investment Officer, JBIM
Rudolph-Riad Younes	Head of International Equities	Head of International Equities, JBIM
Frank Harte	Chief Financial Officer	Chief Financial Officer, JBIM

The following table shows other investment companies advised by JBIM with investment objectives similar to that of the Fund.

Assets as of
	Most Recent	Fiscal Year End
Fund Name	Fiscal Year End	in Millions		Advisory Fee Rate

Heritage Series Trust	10/31/06	214.5 million		0.45% for the first 100 million
0.40% for the remainder
ING Funds	10/31/06	1,952.8 million		0.45% for the first 500 million
0.40% for the remainder
Mercantile Funds	5/31/07	268.5 million	*	0.80% for the first $20 million
0.60% for the next $20 million
0.50% for the next $60 million
0.40% for the remainder
Wilmington International	6/30/06	244.8 million		0.50%
Julius Baer International Equity Fund II	1/31/06	4,311.3 million		0.90%

*	Asset figure as of 5/31/07 was unavailable at the time of completion. Figure provided is as of 4/30/07.

JBIM may place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders, JBIM will consider the experience and skill of the firm’s securities traders, as well as the firm’s financial responsibility and administrative efficiency. JBIM will attempt to obtain the best price and the most favorable execution of its orders. Consistent with these obligations, JBIM may, subject to the approval of the Board, select brokers on the basis of the research, statistical and pricing services they provide to the Fund. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that JBIM determines in good faith that such transaction is reasonable in terms either of the transaction or the overall responsibility of JBIM to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Trust’s principal distributor, the Investment Adviser or any affiliate thereof (as the term “affiliate” is defined in the 1940 Act), except to the extent permitted under the 1940 Act.

JBIM is not affiliated with the Adviser. No Trustee of the Trust has made a purchase or sale of any securities, or has had any material interest, direct or indirect, in any material transaction since the beginning of the most recently completed fiscal year or any material proposed transaction to which JBIM, any Parent 2 or Subsidiary3 of JBIM (other than another fund) or any Subsidiary of the Parent of such entities was or is to be a party. No officer or Trustee of the Trust is an officer, employee, director, general partner or shareholder of JBIM. No officer or Trustee owns securities or has any other material direct or indirect interest in JBIM or any other person controlling, controlled by or under common control with JBIM.

Portfolio Transactions

During the Fund’s fiscal year ended September 30, 2006, no brokerage commissions were paid on account of trading for the Fund to any broker that is (i) an affiliated person of the Fund, (ii) an affiliated person of such person or (iii) an affiliated person of which is an affiliated person of the Fund, JBIM, BB&TAM (the investment adviser and

2 A Parent is defined herein as an affiliated person of a specified person who controls the specified person directly or indirectly through one or more intermediaries.
3 A Subsidiary is defined herein as an affiliated person of a specified person who is controlled by the specified person directly, or indirectly through one or more intermediaries.

administrator), BB&T Funds Distributor, Inc. (the Fund’s Distributor from November 1, 2005 through April 23, 2007) or BISYS Fund Services LP (the Fund’s Distributor prior to November 1, 2005).

June [22], 2007

YOUR VOTE IS IMPORTANT.  YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED PROXY. (THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES).

IF YOU ARE UNABLE TO ATTEND THE SPECIAL MEETING, PLEASE BE SURE TO VOTE SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.

EXHIBIT A

FORM OF SUB-ADVISORY AGREEMENT

AGREEMENT dated as of          , 2007, between BB&T Asset Management, Inc., a North Carolina corporation with an office in Raleigh, North Carolina (herein called the “Investment Adviser”) and Julius Baer Investment Management LLC, a Delaware limited liability company with an office in New York, New York (herein called the “Sub-Adviser”).

WHEREAS, the Investment Adviser is the investment adviser to BB&T Funds, a Massachusetts business trust (herein called the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (“40 Act”); and

WHEREAS, the Investment Adviser wishes to retain the Sub-Adviser to assist the Investment Adviser in providing investment advisory services in connection with such portfolios of the Trust as now or hereafter may be identified on Schedule A hereto as such Schedule may be amended from time to time with the consent of the parties hereto (each herein called a “Fund”).

WHEREAS, the Sub-Adviser is willing to provide such services to the Investment Adviser upon the terms and conditions and for the compensation set forth below.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

1. Appointment.  the Investment Adviser hereby appoints the Sub-Adviser its sub-adviser with respect to the Fund as provided for in the Investment Advisory Agreement between the Investment Adviser and the Trust dated as of February 1, 2001, as amended (such Agreement or the most recent successor advisory agreement between such parties is herein called the “Advisory Agreement”). The Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

2. Delivery of Documents.  The Investment Adviser shall provide to the Sub-Adviser copies of the Trust’s most recent prospectus and statement of additional information (including supplement thereto) which relate to any class of shares representing interests in the Fund (each such prospectus and statement of additional information as presently in effect, and as they shall from time to time be amended and supplemented, is herein respectively called a “Prospectus” and a “Statement of Additional Information”).

3. Sub-Advisory Services to the Funds.

(a) Subject to the supervision of the Investment Adviser, the Sub-Adviser will supervise the day-to-day operations of the Fund and perform the following services: (i) provide investment research and credit analysis concerning the Fund’s investments; (ii) conduct a continual program of investment of the Fund’s assets; (iii) place orders for all purchases and sales of the investments made for the Fund; (iv) maintain the books and records required in connection with its duties hereunder; and (v) keep the Investment Adviser informed of developments materially affecting the Fund.

(b) The Sub-Adviser will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; provided that, notwithstanding this Paragraph 3(b), the liability of the Sub-Adviser for actions taken and non-actions with respect to the performance of services under this Agreement shall be subject to the limitations set forth in Paragraph 11(a) of this Agreement.

(c) The Sub-Adviser will communicate to the Investment Adviser and to the Trust’s custodian and Fund accountants as instructed by the Investment Adviser on each day that a purchase or sale of a security is effected for the Fund (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale will be affected, (iv) the CUSIP number of the security, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Advisory Agreement.

(d) The Sub-Adviser will provide the services rendered by it hereunder in accordance with the Sub-Adviser’s Investment Guidelines described in Exhibit A hereto subject at all times to the terms of this Agreement and the

Fund’s investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information.

(e) The Sub-Adviser will not make loans, other than margin loans, to any person to purchase or carry shares in the Trust or make loans to the Trust.

(f) The Sub-Adviser will maintain records of the information set forth in Paragraph 3(c) hereof with respect to the securities transactions of the Fund and will furnish the Trust’s Board of Trustees with such periodic and special reports as the Board may reasonably request.

(g) The Sub-Adviser will promptly review all (1) reports of current security holdings in the Fund, (2) summary reports of transactions and pending maturities (including the principal, cost and accrued interest on each portfolio security in maturity date order) and (3) current cash position reports (including cash available from portfolio sales and maturities and sales of the Fund’s shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Trust and will report any errors or discrepancies in such reports to the Trust or its designee within three (3) business days after discovery of such discrepancies.

(h) To the extent that exchange-traded futures and over-the-counter derivatives transactions are permissible investments for the BB&T International Equity Fund as set forth in the Fund’s Prospectus and Statement of Additional Information and in accordance with the 40 Act, the Investment Adviser, on behalf of the BB&T International Equity Fund, authorizes the Sub-Adviser to enter into brokerage agreements with one or more futures brokers and to enter into master netting agreements with one or more professional counterparties as agent on behalf of the BB&T International Equity Fund. In connection with such transactions, the Sub-Adviser is authorized to pledge collateral or margin in accordance with the BB&T International Equity Fund’s applicable requirements and restrictions as set forth in the Fund’s Prospectus and Statement of Additional Information and in accordance with the 40 Act.

4. Brokerage.  The Sub-Adviser may place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders, the Sub-Adviser will consider the experience and skill of the firm’s securities traders, as well as the firm’s financial responsibility and administrative efficiency. The Sub-Adviser will attempt to obtain the best price and the most favorable execution of its orders. Consistent with these obligations, the Sub-Adviser may, subject to the approval of the Board of Trustees of the Trust, select brokers on the basis of the research, statistical and pricing services they provide to the Fund. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that such transaction is reasonable in terms either of the transaction or the overall responsibility of the Sub-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits in the Fund over the long term. In no instance will portfolio securities be purchased from or sold to the Trust’s principal distributor, the Investment Adviser or any affiliate thereof (as the term “affiliate” is defined in the 40 Act), except to the extent permitted under the 40 Act.

5. Compliance with Laws: Confidentiality: Conflicts of Interest.

(a) The Sub-Adviser agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdiction over the Sub-Adviser in performance of its duties hereunder (herein called the “Rules”).

(b) The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

(c) The Sub-Adviser will maintain a policy and practice of conducting sub-advisory services hereunder independently of its broker-dealer operations or banking operations of its affiliates. In making investment recommendations for the Fund, the Sub-Adviser’s personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund’s account are its customers or bank customers of the Sub- Adviser’s affiliates unless so required by applicable law. In dealing with their customers, affiliates of Sub-Adviser will not inquire or take into consideration whether securities of those customers are held by the Fund.

6. Control by Trust’s Board of Trustees.  Any recommendations concerning the Fund’s investment program proposed by the Sub-Adviser to the Fund and the Investment Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto shall at all times be subject to any applicable directives of the Board of Trustees of the Trust.

7. Services Not Exclusive.  The Sub-Adviser’s services hereunder are not deemed to be exclusive, and the Sub-Adviser shall be free to render similar or dissimilar services to others so long as its services under this Agreement are not impaired thereby. The Investment Adviser recognizes that the Sub-Adviser remains bound by certain non-compete clauses that restrict the Sub-Adviser from providing advice to funds that are offered or otherwise sold or distributed through certain broker-dealers. The Sub-Adviser may terminate this Agreement upon 90 days written notice upon Sub-Adviser’s sole determination that there exists (a) a wholesale distribution arrangement involving this Fund or (b) that the Fund is actively marketed or sold through broker-dealers to persons who are otherwise non-clients of BB&T Funds.

8. Books and Records.  In compliance with the requirements of Rule 31a-3 of the Rules, and any other applicable Rule, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust’s request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 and any other applicable Rule, the records required to be maintained by the Sub-Adviser hereunder pursuant to Rule 31a-1 and any other applicable Rule.

9. Expenses.  During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Trust or any Fund including, but not limited to, taxes, interest, brokerage fees and commissions and any extraordinary expense items.

10. Compensation.

(a) For the services provided and the expenses assumed pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month equal to the lesser of (i) the fee at the applicable annual rates set forth on Schedule A hereto or (ii) such fee as may from time to time be agreed upon in writing by the Investment Adviser and the Sub-Adviser. If the fee payable to the Sub-Adviser pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of a Fund’s net assets shall be computed in the manner specified in the Prospectus and the Trust’s Declaration of Trust for the computation of the value of the Fund’s net assets in connection with the determination of the net asset value of the Fund’s shares. Payment of said compensation shall be the sole responsibility of the Investment Adviser and shall in no way be an obligation of the Fund or of the Trust.

(b) The obligation of the Investment Adviser to pay the above described fee to the Sub-Adviser will begin as of the date of the initial public sale of shares of the Fund.

11.	Limitation of Liability.

(a) The Sub-Adviser shall not be liable for any error of judgement or mistake of law or for any loss suffered by the Investment Adviser, the Trust or the Fund in connection with the matters to which Agreement relates, except that Sub-Adviser shall be liable to the Investment Adviser for a loss resulting from a breach of fiduciary duty by Sub-Adviser under the 40 Act with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement. In no case shall the Sub-Adviser be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Sub-Adviser by the Investment Adviser.

(b) The Investment Adviser shall be responsible at all times for supervising the Sub-Adviser, and this Agreement does not in any way limit the duties and responsibilities that the Investment Adviser has agreed to under the Advisory Agreement.

12. Duration and Termination.  This Agreement shall become effective as of the date hereof provided that it shall have been approved by vote of a majority of the outstanding voting securities of the Fund and, unless sooner terminated as provided herein, shall continue with respect to the Fund until [October 31, 2008]. Thereafter, if not terminated, this Agreement shall continue in effect for successive 12-month periods ending on [October 31st] of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or interested persons of the Trust or any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that this Agreement may be terminated with respect to the Fund (i) by the Trust at any time without the payment of any penalty by the Board of Trustees of the Trust, (ii) by vote of a majority of the outstanding voting securities of the Fund, (iii) by the Investment Adviser on 60 days written notice to the Sub-Adviser or (iv) by the Sub-Adviser on 60 days written notice to the Investment Adviser. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms “majority of the outstanding voting securities”, “interested person” and “assignment” shall have the same meaning as such terms have in the 40 Act.)

13. Amendment of this Agreement.  No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

14. Miscellaneous.  The captions in this Agreement are included for convenience of reference only and in no way define or delimit any provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be effected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties herein and their respective successors and shall be governed by Massachusetts law.

The names “BB&T Funds” and “Trustees of BB&T Funds” refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Agreement and Declaration of Trust dated as of October 1, 1987 to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of “BB&T Funds” entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

BB&T ASSET MANAGEMENT, INC.

By:

Name:

Title:

JULIUS BAER INVESTMENT MANAGEMENT LLC

By:

Name:

Title:

SCHEDULE A
To Sub-Advisory Agreement
Dated as of          , 2007
Between
BB&T Asset Management, Inc. and Julius Baer Investment Management LLC

Name of Fund	Annual Rate of Compensation

BB&T International Equity Fund	0.80% per annum of the first $20 million of the Fund’s average daily net assets
0.60% per annum of the next $20 million of the Fund’s average daily net assets
0.50% per annum of the next $60 million of the Fund’s average daily net assets
0.40% per annum thereafter

Consented to by:

BB&T ASSET MANAGEMENT, INC.

By:

Date:          , 2007

JULIUS BAER INVESTMENT MANAGEMENT LLC

By:

Date:          , 2007

EXHIBIT “A”

Standard Guidelines
for the Julius Baer
BB&T International
Equity Fund

The purpose of this Statement is to establish a clear understanding between BB&T Asset Management, Inc. (the Client) and Julius Baer Investment Management LLC (the Manager) of the investment policies and objectives of the BB&T International Equity Fund (the Fund). The guidelines also will outline procedures for policy and performance review.

The Manager will be responsible for the day-to-day management of the Fund, subject to the supervision of the Client and the Fund’s Board of Trustees. The Manager will have full investment discretion for the Fund subject to limitations appearing herein.

The Manager acknowledges that the Fund’s then-current prospectus and statement of additional information (collectively, the Prospectus) contain the definitive investment policies and objectives of the Fund. In the event of a conflict between this Statement and the Prospectus, the Prospectus will govern. In addition, in the event the Fund’s Prospectus is amended or supplemented after the effective date of the sub-advisory agreement between the Client and Manager (the Agreement), the Prospectus as so amended or supplemented will govern. The Manager will receive adequate advance written notice of any amendment or supplement to the Fund’s Prospectus, which results in an amendment to this Exhibit A.

OBJECTIVES

Investments will be made for the sole interest and exclusive purpose of providing returns for the Fund. The assets must be invested with the same care, skill and diligence that Manager uses in providing services to fiduciary accounts for which it has investment discretion. The Manager will invest the assets in accordance with the provisions of the Investment Company Act of 1940, as amended (the 1940 Act), and the Fund’s Prospectus.

The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in equity securities of foreign issuers.

The primary objectives for the Manager are:

1. Implement policies so as to achieve the Fund’s investment objective.

2. Meet or exceed the standards of performance outlined below.

3. Notify the Client should circumstances occur in which the Manager believes that a certain policy needs to be modified to achieve the Fund’s investment objective.

A. Standards of Performance

The Manager is expected to meet the following performance standards:

1. A total portfolio return that on average exceeds the Morgan Stanley Capital International All Country World Index ex. U.S. (MSCI ACWI ex. U.S. — the benchmark) net of Manager fees by 200 basis points.

2. A return that averages in the top half of results from a broad manager universe of Non-U.S. Equity Portfolios on an annual basis and over cumulative periods.

3. A fund alpha that is positive relative to the benchmark.

4. The period for investment evaluation will be three to five years and will normally include a market cycle unless the Manager’s interim results are significantly below expectations. Notwithstanding the foregoing sentence, the Client or the Board of Trustees of the Fund may terminate Manager’s appointment as sub-adviser to the Fund in accordance with the Agreement.

B. Eligible Securities

The following types of securities will be eligible for investment, subject to any qualitative or quantitative limitations set forth in the Fund’s Prospectus:

1. Common stocks and convertible securities of companies primarily operating within the international developed markets and may also include 144A securities, preferred stock, corporate warrants, rights, options, futures and debt instruments, including debt instruments convertible into equity securities.

2. Common stocks and convertible securities of companies primarily operating within the emerging markets and may also include 144A securities, preferred stock, corporate warrants, rights, options, futures and debt instruments, including debt instruments convertible into equity securities. Emerging markets exposure may range from 0 — 25% of the portfolio, until further written notification from the Client at which time the range will increase to 0 — 35% of the portfolio.

3. American Depository Receipts, Global Depository Receipts and International Depository Receipts

4. Fixed income investments, including zero-coupon securities and zero coupon government securities.

5. Securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

6. Cash or short-term cash equivalents denominated in domestic or foreign currencies including emerging markets currencies, money market funds. Eurodollar Certificates of Deposit, Yankee Certificates of Deposit, Eurodollar Time Deposits, Canadian Time Deposits, and Canadian and European Commercial Paper

7. Forward-currency exchange contracts and currency futures are permitted for the purpose of hedging currency risk associated with securities in the account and in connection with the settlement of transactions. Forward currency exchange contracts may also be used where there are cash balances in the portfolio to maintain foreign currency exposure and for hedging currency exposure to the benchmark.

8. Futures contracts, including futures on indices and options thereon.

9. Financial futures and commodities futures, as well as options thereon.

10. Call and put options, including options on futures contracts traded on an exchange or board of trade.

11. Notes, baskets, or warrants which replicate the performance of an underlying security or index for which investment in the local market or in ADRs or GDRs would be difficult and/or costly.

12. Over-the counter derivatives, including, among others, swaps, structured and hybrid instruments and credit derivatives.

13. Equity interests or debt obligations issued by real estate investment trusts, trust preferred securities, custody receipts, collateralized mortgage obligations, asset backed securities and municipal obligations.

14. Standby commitments.

15. Insurance contracts.

16. Variable amount master demand notes.

17. Exchange traded funds (“ETFs”), including index-based ETFs.

18. Investment companies investing primarily in foreign securities, including country and sector funds.

19. Closed-end investment companies, investing primarily in foreign securities, including country and sector funds.

In addition, the Manager may use certain investment techniques, such as repurchase agreements, in accordance with the Fund’s Prospectus.

C. Diversification

The Manager is expected to diversify the portfolio in a manner consistent with the diversification requirements of the 1940 Act, the Internal Revenue Code, as amended, and the Fund’s Prospectus. In addition, the Fund is subject to the following fundamental investment restrictions regarding diversification:

1. The Fund may not purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund’s total assets.

2. The Fund may not purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

D. Additional Investment Limitations

The Fund is subject to the following fundamental investment policies, which may not be changed without shareholder approval:

1. Investment Limitations Nos. 1 and 2 under Section C above.

2. The Fund may not act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

3. The Fund may not write or sell unsecured put options, call options, straddles, spreads or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

4. The Fund may purchase or sell real estate to the extent permitted by the 1940 Act, or the rules and regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

5. The Fund may purchase or sell commodities, commodities contracts, or futures contracts to the extent permitted by the 1940 Act, or the rules and regulations thereunder as such statue, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

6. The Fund may borrow money or lend to the extent permitted by the 1940 Act, or the rules and regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretation of such statute, rules or regulations.

7. The Fund may issue senior securities to the extent permitted by the 1940 Act, or the rules and regulations thereunder as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.

The Fund is subject to the following non-fundamental investment policies, which may be changed upon 60 days’ advance notice to shareholders:

1. The Fund normally invests at least 65% of its total assets in equity securities of foreign issuers. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities.

The Fund is subject to the following non-fundamental investment restrictions, which may be changed upon approval of the Board of Trustees of the Fund:

1. The Fund initially intends to limit its investments in equity securities of issuers located in countries with emerging economies or securities markets up to 25% of its total assets. Subsequent changes to this exposure range shall be communicated in writing to the Manager.

2. The Fund may not purchase securities on margin, except the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and a Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps floors, collars and other financial instruments.

3. The Fund may not sell securities short (unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short), however, that policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments, and the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions.

4. The Fund may not invest more than 15% of its net assets in “illiquid” securities, which include securities with legal or contractual restrictions on resale or for which no readily available market exists but exclude such securities if resalable pursuant to Rule 144A under the Securities Act.

In addition, the Fund’s Prospectus includes qualitative and quantitative investment policies regarding the Fund’s investments and the use of certain investment management techniques. As noted above, if circumstances occur in which the Manager believes that certain investment restrictions or policies need to be modified to achieve the Fund’s investment objective, the Manager will notify the Client. The Manager may not modify any investment restriction or policy contained in the Fund’s Prospectus, unless proper approvals have been obtained from the Client, the Board of Trustees of the Fund, or shareholders of the Fund, as applicable.

The Fund is also subject to various restrictions contained in the 1940 Act.

E. Reporting

The Manager will provide monthly reports indicating:

1. Portfolio composition for each major asset class at cost and market.

2. Individual security holdings at cost and market.

3. Transactions for the prior month by individual security.

4. Summary of results for most recent quarter, year-to-date and since inception.

Periodic meetings will be scheduled with the Client. The agenda for these meetings should include:

1. Presentation of investment results compared to prior forecasts and stated objectives.

2. Review of current investment strategies.

3. Discussion of any material changes in policy objectives, staffing or business conditions of the Manager.

G. Reviews

Annually, the Client will review Manager goals, investment objectives and investment management policy.

EXHIBIT B — SHARES OUTSTANDING

The table below lists the shares outstanding of the Fund as of June 4, 2007.

Share Class	Shares Outstanding

Class A	403,773.605
Class B	165,029.629
Class C	11,827.134
Institutional Class	12,152,075.885

EXHIBIT C — BENEFICIAL OWNERSHIP

To the best of the Fund’s knowledge, as of June 4, 2007, the Officers and Trustees of the Fund, as a group, owned less than 1% of the outstanding Shares of the Fund.

The following table sets forth, as of June 4, 2007, each additional person known by the Fund to own beneficially 5% or more of the outstanding Shares of the Fund. Unless otherwise indicated, the Fund believes that the beneficial owner set forth in the table has sole voting and investment power.

BB&T International Equity Fund — Class C Shares

	Number of Shares
Name and Address of Beneficial Owner	Owned	Percent of Class

SCOTT & STRINGFELLOW, INC.	2,285.950	19.3280
909 E MAIN ST RICHMOND VA 23219-3002
SCOTT & STRINGFELLOW, INC.	2,064.547	17.4560
909 E MAIN ST RICHMOND VA 23219-3002
SCOTT & STRINGFELLOW, INC.	1,502.080	12.7003
909 E MAIN ST RICHMOND VA 23219-3002
PFPC TRUST CO CUST FBO IRA	912.500	7.715 3
PATRICIA C REMACLE 4641 REVERE DR VIRGINIA BEACH VA 23456-4814
AMERITRADE INC	885.740	7.4891
PO BOX 2226 OMAHA NE 68103-2226
SCOTT & STRINGFELLOW, INC.	824.503	6.9713
909 E MAIN ST RICHMOND VA 23219-3002

BB&T International Equity Fund — Institutional Shares

	Number of Shares
Name and Address of Beneficial Owner	Owned	Percent of Class

NFS LLC FEBO*	5,604,777.844	46.1992
BRANCH BANKING TRUST CO EB OPERATIONS ACCT 300 E WENDOVER AVE STE 100 GREENSBORO NC 27401-1221
NFS LLC FEBO	3,731,278.088	30.7562	**
BBT CO DBA WILBRANCH CO FBO NON-ERISA CLIENTS CASH PO BOX 2887 WILSON NC 27894-2887
BB&T CAPITAL MGR MODERATE	683,925.126	5.6375
GROWTH FUND 434 FAYETTEVILLE STREET MALL FL 5 RALEIGH NC 27601-1701
BB&T CAPITAL MANAGER GROWTH	643,174.733	5.3016
FUND 434 FAYETTEVILLE STREET MALL FL 5 RALEIGH NC 27601-1701

*	Each underlying participant in this plan has 100% voting authority with respect to shares owned by such participant. Pursuant to plan policy, however, in the event that a participant’s vote is not timely received, the trustee of the plan is authorized to vote such participant’s shares.

**	The trustee of this plan has 99.362% voting authority with respect to this beneficial owner.

BB&T FUNDS
BB&T INTERNATIONAL EQUITY FUND
SPECIAL MEETING OF SHAREHOLDERS: JULY 25, 2007
     This proxy is solicited on behalf of the Board of Trustees of BB&T Funds, on behalf of its series, BB&T International Equity Fund (the “Fund”), for use at a Special Meeting of Shareholders (“Special Meeting”) to be held on July 25, 2007 at 9:00 a.m. Eastern time at 99 High Street, 27th Floor, Boston, Massachusetts 02110.
The undersigned hereby appoints James T. Gillespie and Avery Maher, each of them with full power of substitution as proxies of the undersigned, to vote, as designated below, at the above-stated Special Meeting and at any and all adjournments thereof, all units of beneficial interest in the Fund held of record by the undersigned on the record date for the Special Meeting, upon the following matters and upon any other matter which may come before the Special Meeting in their discretion:
     Date: June [22], 2007
YOUR VOTE IS VERY IMPORTANT. PLEASE COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
The undersigned hereby acknowledges receipt of the Notice of Special Meeting dated June [22], 2007 and the Proxy Statement attached hereto:

Signature(s) of Shareholder(s) and Office, if a Corporation	Date

Signature(s) of Shareholder(s) (Joint Owners) and Office, if a Corporation	Date
IMPORTANT: Please sign legibly and exactly as your name appears on this proxy card. Joint owners must each sign the proxy. When signing as executor, administrator, attorney, trustee or guardian, or as custodian for a minor, please state that capacity or title along with your signature. If a corporation, please give the full corporate name and indicate the signer’s office. If a partner, please sign in the partnership name.

NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED.
YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE SPACE BELOW IN BLUE OR BLACK INK. THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS IF NO SPECIFICATION IS MADE BELOW.
Your Board of Trustees recommends that you vote “FOR” the Proposal.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

PROPOSAL (1)	Approval of the Sub-Advisory Agreement between Julius Baer Investment Management LLC and BB&T Asset Management, Inc.

FOR	AGAINST	ABSTAIN

PROPOSAL (2)	Transaction of such other business as may properly come before the Special Meeting.

FOR	AGAINST	ABSTAIN

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. PLEASE SIGN AND DATE THE REVERSE SIDE.